SUPPLEMENT TO THE PROSPECTUS Supplement dated December 21, 2023, to the Prospectus dated September 28, 2023.

MFS® Managed Wealth Fund

Effective immediately, the table entitled "Performance Table" in the sub-section entitled "Performance Information" under the main heading entitled "Summary of Key Information" is restated as follows:

Performance Table.

Average Annual Total Returns (For the Periods Ended December 31, 2022)

Share Class	1 YEAR	5 YEARS	LIFE (INCEPTION 6-27-2014)
Returns Before Taxes
B Shares	(7.01)%	1.15%	1.39%
C Shares	(4.12)%	1.53%	1.39%
I Shares	(2.15)%	2.56%	2.37%
R1 Shares	(3.13)%	1.53%	1.35%
R2 Shares	(2.64)%	2.05%	1.87%
R3 Shares	(2.46)%	2.31%	2.11%
R4 Shares	(2.13)%	2.56%	2.37%
R6 Shares	(2.13)%	2.61%	2.40%
A Shares	(7.94)%	1.19%	1.52%
Returns After Taxes on Distributions
A Shares	(7.94)%	1.14%	1.34%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	(4.70)%	0.91%	1.15%
Index Comparisons (Reflects no deduction for fees, expenses, or taxes)
ICE BofA 0-3 Month U.S. Treasury Bill Index	1.53%	1.23%	0.85%
Standard & Poor's 500 Stock Index	(18.11)%	9.42%	10.30%

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